Exhibit 99.3

W. P. CAREY & CO. LLC ATTN: INVESTOR RELATIONS 50 ROCKEFELLER PLAZA NEW YORK, NY 10020 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by W. P. Carey & Co. LLC in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M48845-S96065 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY W. P. CAREY & CO. LLC The Board of Directors recommends you vote FOR the following proposals: 1. A proposal to adopt and approve the transactions described in the Agreement and Plan of Merger dated as of February 17, 2012 ! ! ! (the “Merger Agreement”), by and among Corporate Property Associates 15 Incorporated, W. P. Carey and Co. LLC, W. P. Carey REIT, Inc. (now named W. P. Carey Inc.), and the other parties thereto, as more thoroughly described in the accompanying Joint Proxy Statement/Prospectus. 2. A proposal to adopt and approve the transactions described in the Agreement and Plan of Merger dated as of February 17, 2012 ! ! ! (the “REIT Conversion Agreement”), between W. P. Carey & Co. LLC and W. P. Carey Inc., as more thoroughly described in the accompanying Joint Proxy Statement/Prospectus. The Board of Directors does not have a recommendation for voting on the following proposal: 3. A proposal to transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting, including, without limitation, a motion to adjourn the special meeting to another time for the purpose of soliciting ! ! ! additional proxies to approve the proposals above. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Yes No Please indicate if you plan to attend this meeting. ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. M48846-S96065 REVOCABLE PROXY W. P. CAREY & CO. LLC SPECIAL MEETING OF SHAREHOLDERS September 13, 2012 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned shareholder of W. P. Carey & Co. LLC, a Delaware limited liability company (the “Company”), hereby appoints Mark J. DeCesaris and Thomas E. Zacharias, or either of them, as proxies for the undersigned, with full power of substitution, in each of them, to attend the Special Meeting of Shareholders of the Company to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, 4th Floor Conference Center, New York, New York, 10019 at 5:00 p.m. Eastern Time, on September 13, 2012, and any adjournment or postponement thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise, to represent the undersigned at the special meeting with all powers possessed by the undersigned if personally present at the special meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Joint Proxy Statement/Prospectus, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE PROPOSALS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Continued and to be signed on reverse side